                                                        SEC File Nos. 002-86082
                                                                   811-03833-01


                          MAINSTAY VP SERIES FUND, INC.

                  MainStay VP Conservative Allocation Portfolio

                 Supplement dated March 16, 2006 ("Supplement")
            to the Prospectus dated February 13, 2006 ("Prospectus")


     This Supplement updates certain information contained in the above-dated Prospectuses for MainStay VP Series Fund, Inc. ("Fund") regarding the MainStay VP Conservative Allocation Portfolio. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     The "Annual Fund Operating Expenses" table that appears on Page A-8 of the Prospectus is hereby deleted and replaced with the following:

     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)
                                                       Initial        Service
                                                       Class           Class
                                                       -------        -------
     Management Fee(1)                                  None           None
     Distribution and/or Service (12b-1) Fees(2)        None           0.25%
     Other Expenses                                     0.41%          0.41%
     Total Annual Fund Operating Expenses               0.41%          0.66%
     Less Expense Reimbursement                        -0.16%         -0.16%
     Net Annual Fund Operating Expenses(3)              0.25%          0.50%
     Estimated Underlying Fund Expenses(4)              0.65%          0.65%
     Total Annual Fund and Underlying
              Fund Expenses                             0.90%          1.15%


     1 The Management Fee reflects an aggregate fee for advisory and administrative services.

     2 Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

     3 "Other Expenses" are based on estimated amounts for the current fiscal year. The Manager has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

     4 In addition to the Net Annual Fund Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying Funds, based on its target allocations and Underlying Funds, is as shown in the table.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE